U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 12, 2008

(Date of Report/Date of Earliest Event Reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road

Arlington, Virginia 22201

(Address of Principal executive offices)(ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 12, 2008, Michael J. Mancuso, a member of our Board of Directors and a member of our Audit Committee, resigned from the Board and the Committee and advised us that he is not a candidate for re-election at the our Annual Meeting of Stockholders scheduled to be held November 19, 2008. Mr. Mancuso has accepted a position as the chief financial officer of Computer Sciences Corporation of Falls Church, VA.

The Company issued a press release on November 12, 2008 announcing Mr. Mancuso’s departure, which is filed as an exhibit to this Form 8-K and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99	Press release dated November 12, 2008 regarding Mr. Mancuso’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2008

CACI International Inc
Registrant

By:	/s/ Arnold D. Morse
Arnold D. Morse Senior Vice President, Chief Legal Officer and Secretary